SEMI-ANNUAL REPORT                                               MARCH 31, 2001

                               PRUDENT BEAR FUND
                                 NO LOAD SHARES
                                 CLASS C SHARES

                            PRUDENT SAFE HARBOR FUND

                                  PRUDENT BEAR
                                  FUNDS, INC.

PRUDENT BEAR FUNDS, INC.

                                                                    May 23, 2001

Dear Shareholder,

For the six months ended March 31, 2001, the Prudent Bear Fund gained 41%, while the S&P 500 declined 19% and the NASDAQ declined 50%. Consistent with our investment philosophy, the fund held more short equity positions than long positions throughout the period and this enabled the fund to protect our investors from the bursting of the unprecedented credit bubble now in process. The Prudent Safe Harbor Fund lost 3.5% for the six months as the U.S. dollar continued its strong performance and gold prices remained weak.

If we were to describe a theme for the market over the past six months, "The Unraveling of the New Economy" would probably be as appropriate as any. High tech has long been the standard-bearer for the "New Economy" and, indeed, the rationale for the IT spending boom. Ironically, the high tech sector is now the source of much of America's current economic weakness.

This unraveling has placed our monetary authorities in a somewhat awkward position. No less than the Fed chairman himself, Alan Greenspan, has implied on numerous occasions that these industries were not supposed to be like any other kind of "old economy" businesses prone to temporary cyclical downturns. According to the Fed chairman, IT, the Internet revolution, telecoms, etc., were all part of "the longer-term advances in technology and accompanying gains in productivity" that were said to have permanently pushed American productivity to a new and higher plateau, while simultaneously mitigating the traditional constraints of the business cycle. Foreigners, consequently, bought into this myth. How else to explain the seemingly endless willingness to recycle their savings surpluses back into a country that increasingly resembles an emerging market on the threshold of an IMF-led bailout?

The fall of the market during the six-month period under review suggests that we are finally seeing the limitations of an economy and stock market whose foundations we have long believed rested on a credit-induced rampage. Private expenditures by American firms and households exploded to an unprecedented degree relative to incomes. The US household savings rate turned negative and household debt relative to income continues to be at a record high. It is this unprecedented leverage that leads us to believe the downturn in the economy and stocks will be more severe than the consensus projects. Already, DRAM prices have plunged some 70% during the last six months due to a massive supply glut, semiconductor sales are now falling at double-digit percentage rates, cell phone sales estimates have been dramatically downgraded by one-third to 450 million units, the telecom equipment sector is mired in a horrible glut, and PC sales growth is declining dramatically. Indeed, the rate of the decline of PC sales growth has accelerated for six consecutive months.

Despite this widespread weakness, there are few signs of capitulation in the stock market. In fact, there are few analyses that accurately explain the cause of the current environment. Instead, Wall Street institutions are out in full force on the financial networks declaring that they can now see a stock market bottom, amidst predictions of a turnaround in earnings during the second half of this year. These forecasts appear to be vindicated by the recent rebound in stocks. We do not share this optimism. Everyone may already know that while profit growth is collapsing, the markets have already begun to look beyond the valley. In our view, however, the market is missing just how deep the valley is likely to be.

It seems many have also overlooked the simple fact that stocks remain expensive. The top 40 companies in the NASDAQ 100 still sell at an aggregate of 11 times sales. The S&P 500 stands at approximately 29 times historic earnings. These are the sort of valuations that one normally sees at the peak of a bull market, rather than the trough of a bear market where single-digit price/earnings ratios, high dividend yields, and low price/book multiples tend to predominate.

NO FED GUARANTEES

Those who think the "bottom is in" also argue that actions by the Federal Reserve guarantee a bullish outcome. These investors have bought the notion that the Fed's aggressive rate cuts and monetary reflation will engender the "V"-shaped recovery required to sustain current stock market valuations. In our analysis of the mania, however, we have argued that what we have been experiencing has not been a typical business cycle, but an asset bubble long pumped up by ever increasing quantities of credit, and therefore increasingly less responsive to repeated interest rate cuts. Capital expenditures, particularly in the Internet infrastructure area, are in sharp decline. They are falling from an unprecedented lofty peak, being slowed down by the sheer burden of debt and the consequent inability to service it. We have not seen anything approximating this condition in the US economy since the 1930s. The most comparable post-war situation is the bubble economy of Japan in the 1980s.

Indeed, the Japan analogy is instructive in a further manner as well: in the aftermath of such excesses, the unwinding generally persists for a long time and proves surprisingly impervious to repeat interest rate cuts. Japan has had years of virtually zero interest rates, yet nobody hears Japanese investors arguing that it is fruitless to "fight the Bank of Japan." No less an authority than former Treasury Secretary Lawrence Summers appears to recognize the parallel between the current conditions prevailing in the US and those of Japan in the 1980s. In a speech at Davos last February, Summers argued that America's current economic cycle was different from previous post-war cycles. Typically, excess demand causes inflation to take off, which forces the Fed to raise interest rates, which pushes the economy into recession. This expansion, he argued, has been more like pre-war cycles, OR LIKE THAT IN JAPAN IN THE LATE 1980S: THAT IS, DRIVEN BY CREDIT. The absence of rising inflation has allowed the expansion to go on for longer, but at the cost of a greater accumulation of debt.

Is a Japan-type scenario what lies in store for the US economy? In the business world, capital spending is growing twice as fast as corporate America's ability to pay for it. Our excess capacity represents classic malinvestment in uneconomic businesses. The credit markets, having been burned, now shun many borrowers that need money the most. Young telecommunications companies could easily borrow a year ago, but now the banks and bond buyers are not interested. So the companies do not have money to stay in business. That means the lower rates won't help that part of the economy. Another part that still can borrow money doesn't want to. The boom that has ended produced huge over-investment in some industries, as companies like Cisco Systems learned too late. NO INTEREST RATE IS LOW ENOUGH TO PERSUADE A COMPANY TO BUILD A PLANT TO PRODUCE PRODUCTS IT CANNOT SELL.

In December, Winstar Communications, a wireless phone company, was able to borrow $200 million from Siemens. That cleared the way for Winstar to borrow $500 million more from Lucent Technologies. But ultimately even the latter sum proved insufficient to ensure the company's survival: just a few weeks ago, the company filed for bankruptcy. Shares that traded for $23 in January sold for 14 cents before trading was suspended. The company's bonds have fallen from 83 percent of par value to less than 2 percent. Winstar clearly will not be helped by the interest rate cuts implemented thus far by the Federal Reserve and there are literally thousands of companies in a comparable position.

The Fed's efforts to keep the boom alive by way of massive monetary expansion ("reliquification") is also in doubt as the Fed's efforts are having far less impact than a similar episode coming out of 1998. Yet, the reliquification continues with broad money supply (M3) expanding by $42 billion during last week of April alone. It has now surged $210 billion during just the past ten weeks. This continues a monetary explosion that began during last year's second half. Broad money supply has increased a staggering $713 billion since the end of June 2000 (42 weeks), an outrageous annual growth rate of 13%. By comparison, the European Central Bank is concerned with money supply growth rates of just under 5%!

And yet in the midst of this historically unprecedented monetary expansion, 2% GDP growth seems the best the economy can do. A point of diminishing marginal returns appears to be settling in. And bear in mind that this figure of 2% has been heavily distorted by many of the statistical amendments undertaken by the Federal Reserve's economists over the past decade.

CONSUMER RETRENCHMENT INEVITABLE

When faced with the above counter arguments, the bulls can only point to the consumer as the last hope for avoiding a deep recession. After all, analysts note that the key consumer spending component increased at a 3.1% rate in the first quarter, up from the fourth quarter's 2.8%. Real final sales (incorporating a drawdown of inventories) increased 4.6% versus the fourth quarter's 1.7%, led by a 12% growth in durable goods spending. Investment in residential structures increased 3%, with 11% growth for non-residential structures.

In our view, the consumer will avoid a retrenchment only so long as the historic real estate bubble remains intact. Consider that the Commerce Department reported that new homes were sold at a seasonally adjusted all-time record pace of 1.02 million units during March, a 4.2% increase from February. Similar results were reported for home resales. Existing single-family home sales rose to just shy of the all-time record pace of 5.45 million in June 1999, and are at the second-highest level of sales activity ever recorded. We view this level of activity as unsustainable.

In fact, we may already be approaching the limits of how much further consumers can sustain the current pace of expenditure: Personal savings came in at a negative $74.3 billion during the quarter, deteriorating from the previous quarter's negative $51.6 billion. More ominously, measures of inflation accelerated, including the personal consumption price index that increased at a 3.3% rate, up from 1.9%. A more troublesome indicator is the measure of inflation used by the Cleveland Fed that eliminates the effect of outliers, which showed 4% consumer price inflation in March, the highest level since November 1995. Adding to the consumer's problems is the rise in the nation's unemployment rate. If you are concerned about your job, buying a new home is not the first thing that crosses your mind.

Generally, the current economic ailments revolve around the bursting of the historic technology bubble and a manufacturing sector that cannot compete globally. The technology bubble was very much the consequence of previous monetary excess, excesses that run unabated today in the consumer sector (mortgage and otherwise). Today's Fed accommodation stokes the consumer debt bubble, just as the aggressive accommodation from 1998 threw gas on the unfolding tech bubble. There is one massive and problematic day of reckoning coming for the US financial sector and economy with the bursting of the consumer debt bubble. This is very much a "liquidity driven market", with the Fed having accepted the role of master of liquidity.

We now have an undeniable U.S. capital spending recession, a tradable goods recession, a manufacturing sector recession, and a profits recession. The market's perverse recovery in the face of this news can only be ascribed to the blithe belief that: 1) the news cannot get any worse than this, and 2) even if it does, the worse it gets, the faster the Fed cuts rates, and so the sooner we pop out of this recession that officially isn't happening, at least real GDP-wise and Fed-rhetoric-wise. As we have already suggested, however, it is not quite that simple. In the face of this evidence, we will continue to maintain our bearish stance and maintain more short than long positions in the Prudent Bear Fund.

THE ECONOMY, THE DOLLAR AND THE PRUDENT SAFE HARBOR FUND

Because foreign investors are financing our profligacy, America's debt binge is the key to our concerns about the US economy and its currency. Rampant credit expansion has not just given us an overvalued stock market. It has created a distorted economy that finances uneconomic businesses and borrows from foreigners to finance its own excesses. This perpetuates further imbalances and rising levels of debt. To give a clear illustration of how untenable this position is longer-term, we can do no better than quote a recent statement by the President's chief economic advisor, Lawrence Lindsey, who spoke in early May at the annual convention of the Society of American Business Editors and
Writers:

"...Last year the private sector spent $700 billion more than it earned after taxes...Now that is 7% of GDP. We have never been there before. We are making up that 7% essentially from two sources. The public sector ran a 3% of GDP, roughly, surplus. And we took in 4% of GDP by borrowing from abroad...We don't know how this is going to work out. But it is unlikely that we could forever borrow 4% of GDP from the rest of the world...This is otherwise known as "evergreen" financing. And it won't work. At some point, it is going to have to be adjusted. I remember stories from the '80s. Many of you are probably too young. But our personal savings rate - that we moaned as being far too low - averaged 9.1% of GDP. Last year we were in negative territory. The first quarter of this year was minus 1%, the lowest since 1933. Similarly, if you combine personal savings with gross private savings minus gross private spending, we were short last year 5.4% of GDP. That is also a record. Unprecedented. It has to be adjusted. Something has got to give here..."

Indeed, something has to give. The US current account deficit is now in excess of 4.5% of GDP - the highest level since 1815. We recall in 1998, that a number of Wall Street economists confidently predicted that some recovery in emerging Asia and Europe would significantly narrow the growth differential between America and the rest of the world, thereby enabling the former to reduce its persistent current account deficit. But the lagged effect of a persistently strong dollar and the continued deterioration of American trade competitiveness has more than offset any positive impact that might have been derived from stronger overseas' domestic consumption.

The period of synchronized global growth that prevailed throughout much of the past year now appears to have ended. The slowdown reflected in the US economy is now spreading to Europe and Asia as well. In particular, the deterioration in US high tech has ominous implications for countries such as Japan, Korea, Taiwan, Singapore and Malaysia, all of which have largely predicated their recovery strategies on "cutting edge" industries such as PCs, telecom, and semiconductors. Consequently, it is likely that neither regional bloc will in future months be able to accommodate increased American exports, implying further trade deterioration for the latter. If a slowdown in US growth provides yet another external shock to these already slowing regions, then the US could have the worst of all possible worlds: a slowdown in domestic consumption which sets off larger percentage declines in business inventory and fixed investment without alleviating the country's current account deficit.

At some point, the full implications of this scenario must become alarming to foreign investors. The world will go into a slump in the aftermath of a bursting of the US credit bubble, and the US will remain saddled with its chronic deficit. Only if a recession in the US is so deep that it depresses demand at home relative to weakening demand abroad, will the bursting of the US stock market bubble significantly close the current account deficit, but this will be extremely time-consuming and hardly likely to create conditions supportive of the dollar.

Consider that a rise in the US savings rate from its current negative level to pre-bubble levels of disposable income of around 4% requires a contraction in US consumption equal to around 4% of GDP. Except for the 1930s, that is a virtually unprecedented decline for US household sector spending.

It is true that the dollar's unique reserve currency status does tend to mask many of the foregoing problems. Paradoxically, the dollar's status as the world's principal reserve currency has led foreigners to tolerate the US getting more deeply in debt than they would any another country, thereby encouraging "debt trap dynamics" whereby external debt rises inexorably relative to a country's GDP.

But we may be approaching a juncture in which foreigners' perceptions of the US are changing. Ostensibly, America's ability to attract about 70% of the world's available capital has been largely predicated on the desire of investors to partake in the country's new economy dynamism. As high tech stocks continue to implode, however, the myth of the "new era" is becoming quickly undermined. At some point, foreign investor perceptions may catch up to this new reality: they may come to view the US not as the leader of the "new era", but the world's greatest profligate. There are already indications amongst Europe's leading monetary authorities that they are not simply going to cut rates to sustain increased American financial profligacy, particularly if such actions begin to compromise the very viability of the European Monetary Union.

A seriously indebted economy coupled with steadily rising inflation are the kinds of conditions that could engender a quantum change in portfolio preferences, with profound implications for the external value of the dollar. Perhaps we are already seeing the first signs of this shift: for all of the Fed's attempts at reflation, long bond yields have not reacted well, rising almost half a point since the beginning of the year, despite 2.5 percentage points of rate cuts.

Although the dollar has remained unexpectedly strong, we feel that the Fed's irresponsible conduct of monetary policy ultimately bodes poorly for the greenback. In the first instance, non-US dollar currencies such as the Swiss franc and euro might benefit from this shift, but ultimately in a world of competitive devaluations and globalized reflation, we would also expect to see precious metal prices rise.

Given these concerns, the Prudent Safe Harbor Fund retains core investments in a number of leading gold and silver mining companies. The Fund also has significant holdings of Euro and Swiss Franc denominated short-term bonds. We expect both currencies to appreciate significantly against the dollar.

In conclusion, we expect the second half of the year to result in extreme disappointment for investors as the credit bubble we have spoken about for several years comes to an end. Warn those you care about to carefully evaluate the "bear case" which we have prepared at www.prudentbear.com. I strongly
                                          -------------------
believe that our top strategists, who write about the markets and economy, understand the current environment as well as anyone in the country.

Sincerely,

/s/David W. Tice

David W. Tice

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001
(UNAUDITED)

                                                PRUDENT BEAR      PRUDENT SAFE
                                                    FUND           HARBOR FUND
                                                ------------       -----------
ASSETS:
   Investments, at value (cost $159,819,038
     and $10,833,053, respectively)             $141,570,277       $10,402,058
   Cash                                            1,774,921                --
   Deposit at brokers for short sales              4,428,165                --
   Receivable from broker for proceeds on
     securities sold short                       114,352,180                --
   Receivable for investments sold                16,177,768                --
   Capital shares sold                             3,205,096           627,486
   Receivable from Adviser                                --            14,093
   Dividend receivable                                 6,370            11,444
   Interest receivable                             1,458,057           160,791
   Other assets                                       88,687            17,565
                                                ------------       -----------
   Total Assets                                  283,061,521        11,233,437
                                                ------------       -----------

LIABILITIES:
   Securities sold short, at value (Proceeds
     of $127,112,402 and $0, respectively)       106,562,989                --
   Payable for securities purchased                4,407,183                --
   Payable for futures contracts                     126,500                --
   Capital shares redeemed                         1,525,044            19,372
   Payable to Adviser                                171,280                --
   Dividends payable on short positions               74,033                --
   Income distribution payable                            --            30,885
   Accrued expenses and other liabilities            295,491            48,210
                                                ------------       -----------
   Total Liabilities                             113,162,520            98,467
                                                ------------       -----------
NET ASSETS                                      $169,899,001       $11,134,970
                                                ------------       -----------
                                                ------------       -----------

NET ASSETS CONSIST OF:
   Capital stock                                $241,105,698       $11,590,083
   Accumulated undistributed
     net investment income                         1,648,029             2,392
   Accumulated undistributed net realized
     loss on investments sold, securities
     sold short, option contracts expired
     or closed, and foreign currencies           (75,733,062)          (20,241)

   Net unrealized appreciation
     (depreciation) on:
       Investments                               (18,248,761)         (430,995)
       Foreign currencies                               (346)           (6,269)
       Short positions                            20,549,413                --
       Futures contracts                             578,030                --
                                                ------------       -----------
TOTAL NET ASSETS                                $169,899,001       $11,134,970
                                                ------------       -----------
                                                ------------       -----------

NO LOAD SHARES:
   Net Assets                                   $169,292,982       $11,134,970
   Shares outstanding (250,000,000 shares
     of $.0001 par value authorized)              31,978,241         1,260,602
   Net Asset Value, Redemption Price and
     Offering Price Per Share                   $       5.29       $      8.83
                                                ------------       -----------
                                                ------------       -----------

CLASS C SHARES:
   Net Assets                                   $    606,019
   Shares outstanding (250,000,000 shares
     of $.0001 par value authorized)                 115,432
   Net Asset Value, Redemption Price and
     Offering Price Per Share                   $       5.25
                                                ------------
                                                ------------

                     See notes to the financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2001
(UNAUDITED)

                                                 PRUDENT BEAR     PRUDENT SAFE
                                                     FUND          HARBOR FUND
                                                 ------------      -----------
INVESTMENT INCOME:
   Interest income                               $ 5,196,786        $ 114,339
   Dividend income on long positions
     (net of foreign taxes withheld of
     $11,612 and $1,319, respectively)               181,050           15,447
                                                 -----------        ---------
   Total investment income                         5,377,836          129,786
                                                 -----------        ---------

EXPENSES:
   Investment advisory fee                           980,094           21,977
   Administration fee                                 61,116           22,186
   Shareholder servicing and accounting costs        139,656           28,515
   Custody fees                                       63,920            5,265
   Federal and state registration                     19,099            8,377
   Professional fees                                  43,197           21,376
   Distribution expense - No Load shares             194,979            7,326
   Distribution expense - Class C shares               4,160               --
   Reports to shareholders                            14,729            2,499
   Directors' fees and expenses                        3,012            1,529
   Amortization of organizational expenses             1,655               --
   Other                                              17,586              265
                                                 -----------        ---------
   Total operating expenses before expense
     reimbursements and dividends on
     short positions                               1,543,203          119,315
   Expense reimbursement from Advisor                     --          (75,360)
   Dividends on short positions (net of
     foreign taxes withheld of $2,482
     and $0, respectively)                           222,896               --
                                                 -----------        ---------
   Total expenses                                  1,766,099           43,955
                                                 -----------        ---------
NET INVESTMENT INCOME                              3,611,737           85,831
                                                 -----------        ---------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
       Long transactions                           1,082,637          (54,143)
       Short transactions                         22,839,347               --
       Option contracts expired or closed         22,476,417               --
       Futures contracts closed                   12,121,761               --
       Foreign currency translation                     (399)          (1,283)
                                                 -----------        ---------
       Net realized gain (loss)                   58,519,763          (55,426)

   Change in unrealized appreciation
     (depreciation) on:
       Investments                               (20,418,639)        (374,569)
       Short positions                            13,979,499               --
       Futures contracts                          (1,196,465)              --
       Foreign currency                                  334           (5,585)
                                                 -----------        ---------
       Net unrealized loss                        (7,635,271)        (380,154)
                                                 -----------        ---------
   Net realized and unrealized gain
     (loss) on investments                        50,884,492         (435,580)
                                                 -----------        ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $54,496,229        $(349,749)
                                                 -----------        ---------
                                                 -----------        ---------

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                         PRUDENT BEAR FUND                        PRUDENT SAFE HARBOR FUND
                                               -------------------------------------     ------------------------------------------
                                                                                                            FEBRUARY 2, 2000(1)<F1>
                                               SIX MONTHS ENDED        YEAR ENDED        SIX MONTHS ENDED           THROUGH
                                                MARCH 31, 2001     SEPTEMBER 30, 2000     MARCH 31, 2001       SEPTEMBER 30, 2000
                                               ---------------     ------------------     ---------------      ------------------
                                                 (UNAUDITED)                                (UNAUDITED)
OPERATIONS:
   Net investment income                         $  3,611,737         $  7,580,655         $    85,831             $   18,286
   Net realized gain (loss) on:
       Long transactions                            1,082,637           11,953,003             (54,143)                (6,798)
       Short transactions                          22,839,347          (24,593,837)                 --                     --
       Option contracts expired or closed          22,476,417          (11,728,637)                 --                     --
       Futures contracts closed                    12,121,761          (10,260,593)                 --                     --
       Foreign currency translation                      (399)              (9,151)             (1,283)                   236
   Change in unrealized appreciation
     (depreciation) on:
       Investments                                (20,418,639)          (1,025,552)           (374,569)               (56,426)
       Short positions                             13,979,499           (4,128,327)                 --                     --
       Futures contracts                           (1,196,465)           1,194,660                  --                     --
       Foreign currency                                   334                  318              (5,585)                  (684)
                                                 ------------         ------------         -----------             ----------
   Net increase (decrease) in net assets
     resulting from operations                     54,496,229          (31,017,461)           (349,749)               (45,386)
                                                 ------------         ------------         -----------             ----------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM NET INVESTMENT INCOME                       (7,742,215)          (5,807,210)            (41,945)               (18,032)
                                                 ------------         ------------         -----------             ----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                      188,953,073          586,461,842          17,920,525              2,541,107
   Shares issued to holders in
     reinvestment of dividends                      6,937,599            5,067,325               9,480                 16,582
   Cost of shares redeemed                       (226,949,266)        (621,169,285)         (7,824,968)            (1,072,644)
                                                 ------------         ------------         -----------             ----------
   Net increase (decrease) in net assets
     resulting from capital share transactions    (31,058,594)         (29,640,118)         10,105,037              1,485,045
                                                 ------------         ------------         -----------             ----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                    15,695,420          (66,464,789)          9,713,343              1,421,627

NET ASSETS:
   Beginning of period                            154,203,581          220,668,370           1,421,627                     --
                                                 ------------         ------------         -----------             ----------
   End of period (including undistributed
     net investment income of $1,648,029,
     $5,777,351, $2,392 and $254, respectively)  $169,899,001         $154,203,581         $11,134,970             $1,421,627
                                                 ------------         ------------         -----------             ----------
                                                 ------------         ------------         -----------             ----------

(1)<F1>  Commencement of operations.

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                            NO LOAD        NO LOAD        NO LOAD
                                             SHARES         SHARES         SHARES                                     DEC. 28,
                                           SIX MONTHS        YEAR           YEAR           YEAR          YEAR      1995(1)<F2>
                                             ENDED          ENDED          ENDED          ENDED         ENDED        THROUGH
                                           MARCH 31,      SEPT. 30,      SEPT. 30,      SEPT. 30,     SEPT. 30,     SEPT. 30,
                                              2001           2000           1999           1998          1997          1996
                                              ----           ----           ----           ----          ----          ----
                                          (UNAUDITED)
Per Share Data:

   Net asset value, beginning of period      $3.93          $4.51          $7.34          $7.29         $8.88        $10.00
                                             -----          -----          -----          -----         -----        ------

Income from investment operations:
   Net investment income(2)<F3>               0.14           0.18(3)<F4>    0.19(3)<F4>    0.29(3)<F4>   0.62(3)       0.09
   Net realized and unrealized gains
     (losses) on investments                  1.45          (0.62)         (2.82)         (0.01)        (2.06)        (1.21)
                                             -----          -----          -----          -----         -----        ------
   Total from investment operations           1.59          (0.44)         (2.63)          0.28         (1.44)        (1.12)
                                             -----          -----          -----          -----         -----        ------

Less distributions from
  net investment income                      (0.23)         (0.14)         (0.20)         (0.23)        (0.15)           --
                                             -----          -----          -----          -----         -----        ------

Net asset value, end of period               $5.29          $3.93          $4.51          $7.34         $7.29        $ 8.88
                                             -----          -----          -----          -----         -----        ------
                                             -----          -----          -----          -----         -----        ------

Total return                                 41.49%(4)      -9.55%        -36.17%          3.66%       -16.44%       -11.20%(4)
                                                   <F5>                                                                     <F5>

Supplemental data and ratios:
   Net assets, end of period (000's)      $169,293       $153,336       $220,462       $173,691       $26,500        $7,326

   Ratio of net operating expenses
     to average net assets(5)<F6>             1.96%(7)       1.83%(6)       1.97%          2.08%         2.59%         2.75%(7)(8)
                                                   <F8>           <F7>                                                     <F8><F9>

   Ratio of dividends on short positions
     to average net assets                    0.28%(7)       0.28%          0.28%          0.28%         0.34%         0.34%(7)
                                                   <F8>                                                                     <F8>

   Ratio of net investment income
     to average net assets                    4.61%(7)       4.48%          4.09%          4.34%         7.75%         4.07%(7)(8)
                                                   <F8>                                                                    <F8><F9>

   Portfolio turnover rate(9)<F10>          207.54%        417.53%        536.56%        480.25%       413.25%        91.31%

(1)<F2>   Commencement of operations.
(2)<F3> Net investment income before dividends on short positions for the No Load Shares for the periods ended March 31, 2001, September 30, 2000, September 30, 1999, September 30, 1998, September 30, 1997 and September 30, 1996 was $0.15, $0.19, $0.21, $0.30, $0.65 and $0.10,
          respectively.
(3)<F4> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)<F5>   Not annualized.
(5)<F6> The net operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the No Load Shares for the periods ended March 31, 2001, September 30, 2000, September 30, 1999, September 30, 1998, September 30, 1997 and September 30, 1996 was 2.24%, 2.11%, 2.25%, 2.36%, 2.93% and 3.09%,
          respectively.
(6)<F7> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the No Load Shares for the period ended September 30, 2000 was 1.93%.
(7)<F8>   Annualized.
(8)<F9> Without expense reimbursements of $104,260 for the period ended September 30, 1996, the ratio of net operating expenses to average net assets would have been 8.64% and the ratio of net investment loss to average net assets would have been (1.83)%.
(9)<F10> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                                                                                                 CLASS C SHARES
                                                               CLASS C SHARES           CLASS C SHARES        FEB. 8, 1999(1)<F11>
                                                              SIX MONTHS ENDED            YEAR ENDED                THROUGH
                                                               MARCH 31, 2001           SEPT. 30, 2000           SEPT. 30, 1999
                                                               --------------           --------------           --------------
                                                                (UNAUDITED)
Per Share Data:

   Net asset value, beginning of period                            $3.88                    $4.49                    $4.78
                                                                   -----                    -----                    -----

Income from investment operations:
   Net investment income(2)<F12>                                    0.11                     0.15(3)<F13>             0.09(3)<F13>
   Net realized and unrealized gains
     (losses) on investments                                        1.45                    (0.62)                   (0.38)
                                                                   -----                    -----                    -----

   Total from investment operations                                 1.56                    (0.47)                   (0.29)
                                                                   -----                    -----                    -----

Less distributions from net investment income                      (0.19)                   (0.14)                      --
                                                                   -----                    -----                    -----

Net asset value, end of period                                     $5.25                    $3.88                    $4.49
                                                                   -----                    -----                    -----
                                                                   -----                    -----                    -----

Total return                                                       41.08%(4)<F14>          -10.33%                   -6.07%(4)<F14>

Supplemental data and ratios:

   Net assets, end of period (000's)                                $606                     $868                     $207

   Ratio of net operating expenses
     to average net assets(5)<F15>                                  2.71%(7)<F17>            2.58%(6)<F16>            2.74%(7)<F17>

   Ratio of dividends on short positions
     to average net assets                                          0.28%(7)<F17>            0.28%                    0.32%(7)<F17>

   Ratio of net investment income
     to average net assets                                          3.86%(7)<F17>            3.73%                    3.25%(7)<F17>

   Portfolio turnover rate(8)<F18>                                207.54%                  417.53%                  536.56%

(1)<F11>   Commencement of operations.
(2)<F12> Net investment income before dividends on short positions for the Class C Shares for the periods ended March 31, 2001, September 30, 2000 and September 30, 1999 was $0.12, $0.15 and $0.09,
           respectively.
(3)<F13> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)<F14>   Not annualized.
(5)<F15> The net operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the Class C Shares for the periods ended March 31, 2001, September 30, 2000 and September 30, 1999 was 2.99%, 2.86% and 3.06%,
           respectively.
(6)<F16> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the Class C Shares for the period ended September 30, 2000 was 2.68%.
(7)<F17>   Annualized.
(8)<F18> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

PRUDENT SAFE HARBOR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                                                                   FEBRUARY 2, 2000(1)<F19>
                                                              SIX MONTHS ENDED             THROUGH
                                                               MARCH 31, 2001         SEPTEMBER 30, 2000
                                                              ----------------        ------------------
                                                                (UNAUDITED)
Per Share Data:

   Net asset value, beginning of period                             $9.19                   $10.00
                                                                    -----                   ------

Income from investment operations:
   Net investment income(2)<F20>                                     0.13                     0.24
   Net realized and unrealized (losses) on investments              (0.45)                   (0.90)
                                                                    -----                   ------
   Total from investment operations                                 (0.32)                   (0.66)
                                                                    -----                   ------

Less distributions from net investment income                       (0.04)                   (0.15)
                                                                    -----                   ------

Net asset value, end of period                                      $8.83                   $ 9.19
                                                                    -----                   ------
                                                                    -----                   ------

Total return(3)<F21>                                                -3.47%                   -6.60%

Supplemental data and ratios:
   Net assets, end of period                                  $11,134,970               $1,421,627

   Ratio of net operating expenses
     to average net assets(4)<F22>(5)<F23>                           1.50%                    1.80%

   Ratio of net investment income
     to average net assets(4)<F22>(5)<F23>                           2.93%                    3.77%

   Portfolio turnover rate                                         208.81%                  180.29%

(1)<F19>   Commencement of operations.
(2)<F20> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)<F21>   Not annualized.
(4)<F22>   Annualized.
(5)<F23> Without expense reimbursements of $75,360 and $116,925 for the periods ended March 31, 2001 and September 30, 2000, the ratio of operating expenses to average net assets would have been 4.07% and 25.91%, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.36% and (20.34)%, respectively.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)

  SHARES                                                            VALUE
  ------                                                            -----
               COMMON STOCKS -- 16.2%*<F24>

               AEROSPACE -- 1.1%*<F24>
     15,000    Lockheed Martin Corporation(5)<F31>               $    534,750
      7,000    Raytheon Company - Class A(5)<F31>                     204,400
     37,000    Raytheon Company - Class B(5)<F31>                   1,087,060
                                                                 ------------
                                                                    1,826,210
                                                                 ------------

               BASIC MATERIALS -- 6.3%*<F24>
     45,000    Apex Silver Mines Limited**<F25>                       353,250
    500,000    Birch Mountain
                 Resources Ltd.**<F25> (3)<F29> (5)<F31>              206,402
    884,874    Black Hawk Mining Inc.**<F25> (3)<F29> (5)<F31>         44,957
    247,740    Campbell Resources Inc.**<F25> (3)<F29> (5)<F31>       133,780
  4,375,500    Canarc Resource Corporation**<F25> (3)<F29> (5)<F31>   472,396
    337,500    Canyon Resources Corporation**<F25> (5)<F31>           347,625
    321,177    Canyon Resources Corporation
                 (Acquired Various Dates,
                 Cost $273,000)**<F25> (2)<F28> (4)<F30> r<F26>       281,190
     10,000    Chesapeake Energy Corporation**<F25> (5)<F31>           88,500
    310,000    Donner Minerals Ltd.**<F25> (3)<F29> (5)<F31>           23,625
     73,700    Dundee Precious
                 Metals, Inc. - Class A**<F25> (3)<F29> (5)<F31>      329,979
  8,678,800    Dynatec Corporation**<F25> (3)<F29> (5)<F31>           826,762
  6,415,060    ECU Silver Mining Inc.**<F25> (3)<F29> (5)<F31>        162,964
         50    Exploration Capital Partners, LP
                 (Acquired 10/14/98,
                 Cost $1,000,000)**<F25> (4)<F30> r<F26>            1,246,760
         15    Exploration Capital Partners, LP
                 (Acquired 12/20/00,
                 Cost $300,020)**<F25> (4)<F30> r<F26>                321,014
     56,800    Francisco Gold Corporation**<F25> (3)<F29> (5)<F31>    183,971
    800,000    Golden Goliath Resources
                 Ltd.**<F25> (2)<F28> (3)<F29> (4)<F30> r<F26>        107,964
     33,500    Golden Queen Mining Co. Ltd.**<F25>                      4,020
  1,362,500    Golden Star Resources Ltd.**<F25> (5)<F31>             510,937
     90,000    Harmony Gold Mining
                 Company Limited - ADR(3)<F29> (5)<F31>               433,125
  2,065,000    International Uranium
                 Corporation**<F25> (3)<F29> (5)<F31>                 314,747
    100,000    KeyWest Energy Corporation**<F25> (3)<F29> (5)<F31>    107,964
    990,738    Maxam Gold Corporation**<F25> (6)<F32>                  27,245
     20,000    Meridian Gold Inc.**<F25> (5)<F31>                     126,400
    350,000    Metalline Mining Co. Inc.
                 (Acquired 4/8/99,
                 Cost $350,000)**<F25> (2)<F28> (4)<F30> r<F26>       576,415
    100,000    Metalline Mining Co. Inc.
                 (Acquired 6/28/00,
                 Cost $325,000)**<F25> (2)<F28> (4)<F30> r<F26>       174,380
    405,818    Minefinders Corporation Ltd.
                 (Acquired 9/27/00,
                 Cost $279,709)**<F25> (2)<F28> (4)<F30> r<F26>       250,511
    335,755    Minefinders Corporation Ltd.
                 (Acquired 1/05/01,
                 Cost $166,425)**<F25> (2)<F28> (4)<F30> r<F26>       207,261
    350,000    Miramar Mining Corporation**<F25> (3)<F29> (5)<F31>    262,500
     25,000    North American Palladium
                 Ltd.**<F25> (3)<F29> (5)<F31>                        188,937
    261,399    Pan American Silver Corporation**<F25> (3)<F29>        669,835
    800,000    Rio Narcea Gold Mines Ltd.**<F25> (3)<F29> (5)<F31>    330,243
    238,600    Southwestern Gold
                 Corporation**<F25> (3)<F29> (5)<F31>                 560,663
     80,480    TVX Gold Inc.**<F25> (3)<F29>                           74,042
    835,000    Xenolix Technologies, Inc.**<F25> (5)<F31>             233,800
  1,000,000    Xenolix Technologies, Inc.
                 (Acquired 3/07/00,
                 Cost $749,600)**<F25> (2)<F28> (4)<F30> r<F26>       252,000
  1,000,000    Xenolix Technologies, Inc.
                 (Acquired 3/30/01,
                 Cost $499,200)**<F25> (2)<F28> (4)<F30> r<F26>       238,000
                                                                 ------------
                                                                   10,674,164
                                                                 ------------

               CHEMICALS -- 0.0%*<F24>
     89,250    Pioneer Companies, Inc. - Class A**<F25>                69,727
                                                                 ------------

               CONSUMER-CYCLICALS -- 0.1%*<F24>
     30,000    Crown Cork & Seal
                 Company, Inc.**<F25> (5)<F31>                        121,500
                                                                 ------------

               ENTERTAINMENT & LEISURE -- 1.1%*<F24>
     17,000    Amazon.com, Inc.**<F25> (1)<F27> (5)<F31>              173,910
     45,000    Univision Communications
                 Inc. - Class A**<F25> (1)<F27> (5)<F31>            1,717,200
                                                                 ------------
                                                                    1,891,110
                                                                 ------------

               FREIGHT -- 0.1%*<F24>
     10,000    TNT Post Group N.V. - ADR(3)<F29>                      211,900
                                                                 ------------

               HEALTH CARE -- 2.6%*<F24>
     66,500    Advanced Polymer
                 Systems, Inc.**<F25> (5)<F31>                        137,156
     93,002    Avigen, Inc.**<F25> (5)<F31>                         1,133,462
      8,925    Avigen, Inc.
                 (Acquired 11/11/99,
                 Cost $199,697)**<F25> (2)<F28> (4)<F30> r<F26>       103,335
    105,000    InSite Vision Incorporated**<F25> (5)<F31>             262,500
    143,712    InSite Vision Incorporated
                 (Acquired 4/28/00,
                 Cost $599,947)**<F25> (2)<F28> (4)<F30> r<F26>       341,316
    450,500    Neurobiological
                 Technologies, Inc.**<F25> (5)<F31>                   830,609
    287,999    NexMed, Inc.**<F25>                                  1,259,996
     10,000    Pharmacyclics, Inc.**<F25> (1)<F27> (5)<F31>           225,000
      1,500    QLT Inc.**<F25> (1)<F27> (5)<F31>                       30,375
      6,000    United Therapeutics
                 Corporation**<F25> (1)<F27> (5)<F31>                 104,625
                                                                 ------------
                                                                    4,428,374
                                                                 ------------

               MACHINERY -- 0.0%*<F24>
      3,000    Lancer Corporation**<F25>                               14,100
                                                                 ------------

               OIL -- 0.8%*<F24>
     30,000    BP Prudhoe Bay Royalty Trust (5)<F31>                  494,700
     66,000    KCS Energy, Inc.**<F25>                                376,200
      6,000    Pogo Producing Company                                 177,060
     15,000    Vintage Petroleum, Inc.                                305,250
                                                                 ------------
                                                                    1,353,210
                                                                 ------------

               STEEL -- 0.0%*<F24>
    108,000    The LTV Corporation**<F25>                              17,172
                                                                 ------------

               TECHNOLOGY -- 2.6%*<F24>
     10,000    Actel Corporation**<F25> (1)<F27> (5)<F31>             204,375
     14,000    Applied Micro Circuits
                 Corporation**<F25> (1)<F27> (5)<F31>                 231,000
  1,025,000    Aura Systems, Inc.**<F25> (5)<F31>                     410,000
  2,600,000    Aura Systems, Inc.
                 (Acquired 12/08/99,
                 Cost $702,000)**<F25> (2)<F28> (4)<F30> r<F26>       988,000
      1,000    Celestica Inc.**<F25> (1)<F27> (5)<F31>                 27,580
      2,000    eBay Inc.**<F25> (1)<F27> (5)<F31>                      72,375
      3,000    InfoSpace, Inc.**<F25> (1)<F27> (5)<F31>                 6,656
     10,000    Integrated Device
                 Technology, Inc.**<F25> (1)<F27> (5)<F31>            296,100
     10,000    Integrated Silicon Solution,
                 Inc.**<F25> (1)<F27> (5)<F31>                        130,000
      5,000    Intel Corporation (1)<F27> (5)<F31>                    131,562
      2,000    International Business Machines
                 Corporation (1)<F27> (5)<F31>                        192,360
     20,000    iXL Enterprises, Inc.**<F25>                            47,500
        845    Junum Inc.**<F25>                                        9,216
        300    Junum Inc.
                 (Acquired 2/19/98,
                 Cost $87,000)**<F25> (2)<F28> (4)<F30> r<F26>          2,837
      3,500    Lucent Technologies Inc. (1)<F27> (5)<F31>              34,895
      2,000    Maxim Integrated
                 Products, Inc.**<F25> (1)<F27> (5)<F31>               83,180
      4,000    Micron Technology, Inc.**<F25> (1)<F27> (5)<F31>       166,120
     13,000    MIPS Technologies,
                 Inc. - Class A**<F25> (1)<F27> (5)<F31>              323,375
        200    Network Appliance, Inc.**<F25> (1)<F27> (5)<F31>         3,362
     26,000    Rambus Inc.**<F25> (1)<F27> (5)<F31>                   535,600
     32,000    RF Micro Devices, Inc.**<F25> (1)<F27> (5)<F31>        374,000
     10,000    Vignette Corporation**<F25> (1)<F27> (5)<F31>           64,375
     15,000    VisuaLABS Inc.**<F25> (3)<F29> (5)<F31>                 51,442
                                                                 ------------
                                                                    4,385,910
                                                                 ------------

               TELECOMMUNICATIONS -- 0.1%*<F24>
     12,000    Corvis Corporation**<F25> (1)<F27> (5)<F31>             84,375
      5,000    Net2Phone, Inc.**<F25> (1)<F27> (5)<F31>                48,125
      1,000    Nortel Networks Corporation (1)<F27> (5)<F31>           14,050
                                                                 ------------
                                                                      146,550
                                                                 ------------

               TEXTILE -- 1.1%*<F24>
    473,000    Cone Mills Corporation**<F25> (5)<F31>               1,489,950
    146,000    DHB Capital Group Inc.**<F25> (5)<F31>                 419,750
                                                                 ------------
                                                                    1,909,700
                                                                 ------------

               TRANSPORTATION -- 0.1%*<F24>
        250    Crowley Maritime Corp.**<F25> (5)<F31>                 181,250
                                                                 ------------

               UTILITIES -- 0.2%*<F24>
     45,000    NewPower Holdings, Inc.**<F25>                         292,500
                                                                 ------------
               TOTAL COMMON STOCKS
                 (Cost $45,629,719)                                27,523,377
                                                                 ------------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------

               CALL OPTIONS
                 PURCHASED -- 0.3%*<F24>
      1,200    ASA Limited:
                 Expiration May 2001
                 Exercise Price $20.00                                 24,000
        200    Flextronics International Ltd.
                 Expiration April 2001
                 Exercise Price $27.50                                  1,880
               Gold 100 Ounce Futures:
      2,000      Expiration June 2001
                 Exercise Price $290.00                               140,000
        650      Expiration December 2001
                 Exercise Price $290.00                               312,000
      1,000    Homestake Mining Company
                 Expiration April 2001
                 Exercise Price $7.50                                   5,000
        400    The Philadelphia Stock Exchange
                 Gold and Silver Index
                 Expiration April 2001
                 Exercise Price $65.00                                  6,000
                                                                 ------------
               TOTAL CALL
                 OPTIONS PURCHASED
                 (Cost $1,238,030)                                    488,880
                                                                 ------------

               PUT OPTIONS
                 PURCHASED -- 5.1%*<F24>
        300    Ambac Financial Group, Inc.
                 Expiration May 2001
                 Exercise Price $50.00                                 12,750
        200    American Express Company
                 Expiration May 2001
                 Exercise Price $35.00                                 18,500
               American Standard Companies Inc.:
        100      Expiration April 2001
                 Exercise Price $45.00                                  1,250
        100      Expiration April 2001
                 Exercise Price $50.00                                  2,000
               AmeriCredit Corp.:
        100      Expiration April 2001
                 Exercise Price $30.00                                  8,250
        100      Expiration May 2001
                 Exercise Price $30.00                                 14,750
        100      Expiration August 2001
                 Exercise Price $25.00                                 12,250
               The AMEX Biotechnology Index:
         80      Expiration May 2001
                 Exercise Price $440.00                               208,000
         50      Expiration June 2001
                 Exercise Price $420.00                               142,000
               The AMEX Pharmaceutical Index:
        100      Expiration May 2001
                 Exercise Price $360.00                                71,500
         50      Expiration May 2001
                 Exercise Price $380.00                                64,500
        100    The AMEX Securities
                 Broker/Dealer Index
                 Expiration May 2001
                 Exercise Price $420.00                               215,000
        200    Analog Devices, Inc.
                 Expiration May 2001
                 Exercise Price $35.00                                 73,000
        100    AOL Time Warner Inc.
                 Expiration May 2001
                 Exercise Price $32.50                                 12,250
        200    Applied Materials, Inc.
                 Expiration April 2001
                 Exercise Price $55.00                                237,500
        100    Atlas Air Worldwide Holdings, Inc.
                 Expiration April 2001
                 Exercise Price $25.00                                  5,750
               Bank of America Corporation:
        400      Expiration April 2001
                 Exercise Price $45.00                                 14,000
        200      Expiration April 2001
                 Exercise Price $50.00                                 17,500
        200      Expiration May 2001
                 Exercise Price $50.00                                 37,500
      1,400    Broadband HOLDRs Index Trust
                 Expiration May 2001
                 Exercise Price $25.00                                385,000
        250    Brunswick Corporation
                 Expiration April 2001
                 Exercise Price $20.00                                 25,625
        200    Calpine Corporation
                 Expiration July 2001
                 Exercise Price $50.00                                 92,000
        100    Cardinal Health, Inc.
                 Expiration May 2001
                 Exercise Price $85.00                                 15,250
               Centex Corporation:
        200      Expiration April 2001
                 Exercise Price $35.00                                  5,500
        100      Expiration May 2001
                 Exercise Price $40.00                                 28,000
               Citigroup Inc.:
        200      Expiration April 2001
                 Exercise Price $42.50                                 23,000
        200      Expiration April 2001
                 Exercise Price $45.00                                 40,000
               The Coca-Cola Company:
        150      Expiration April 2001
                 Exercise Price $45.00                                 24,375
        100      Expiration April 2001
                 Exercise Price $50.00                                 49,500
        100    Comerica Incorporated
                 Expiration April 2001
                 Exercise Price $55.00                                  1,750
        200    Conseco, Inc.
                 Expiration April 2001
                 Exercise Price $12.50                                  3,500
        100    DaimlerChrysler AG
                 Expiration April 2001
                 Exercise Price $45.00                                 32,500
        100    Danaher Corporation
                 Expiration April 2001
                 Exercise Price $60.00                                 58,500
        100    Delphi Automotive Systems Corporation
                 Expiration April 2001
                 Exercise Price $15.00                                 10,750
               The Dow Jones Industrial Average:
        500      Expiration April 2001
                 Exercise Price $94.00                                 46,250
      2,450      Expiration April 2001
                 Exercise Price $96.00                                318,500
      1,200      Expiration May 2001
                 Exercise Price $92.00                                171,000
        400      Expiration May 2001
                 Exercise Price $94.00                                 73,000
      1,300      Expiration May 2001
                 Exercise Price $96.00                                308,750
               Emerson Electric Co.:
        300      Expiration June 2001
                 Exercise Price $55.00                                 78,000
        200      Expiration June 2001
                 Exercise Price $65.00                                132,000
        100    Ethan Allen Interiors Inc.
                 Expiration May 2001
                 Exercise Price $30.00                                 10,250
        200      Express Scripts, Inc.
                 Expiration May 2001
                 Exercise Price $70.00                                 36,000
               Fannie Mae:
        300      Expiration April 2001
                 Exercise Price $75.00                                 33,000
        200      Expiration September 2001
                 Exercise Price $60.00                                 30,500
        300    Federated Department Stores, Inc.
                 Expiration May 2001
                 Exercise Price $35.00                                 24,750
        100    FleetBoston Financial Corporation
                 Expiration April 2001
                 Exercise Price $40.00                                 30,000
        200    Ford Motor Company
                 Expiration June 2001
                 Exercise Price $25.00                                 16,000
               Freddie Mac:
        400      Expiration April 2001
                 Exercise Price $60.00                                 28,000
        100      Expiration April 2001
                 Exercise Price $65.00                                 23,750
        200      Expiration July 2001
                 Exercise Price $55.00                                 30,500
               GATX Corporation:
        100      Expiration May 2001
                 Exercise Price $40.00                                 13,750
        100      Expiration June 2001
                 Exercise Price $40.00                                 18,750
               General Electric Company:
        300      Expiration May 2001
                 Exercise Price $37.50                                 37,500
        500      Expiration June 2001
                 Exercise Price $35.00                                 65,000
        200    Genuine Parts Company
                 Expiration April 2001
                 Exercise Price $25.00                                  6,500
        200    Golden West Financial Corporation
                 Expiration May 2001
                 Exercise Price $50.00                                  2,500
        100    The Goldman Sachs Group, Inc.
                 Expiration July 2001
                 Exercise Price $80.00                                 76,500
               Harley-Davidson, Inc.:
        300      Expiration April 2001
                 Exercise Price $40.00                                 99,000
        200      Expiration May 2001
                 Exercise Price $35.00                                 40,500
               Household International, Inc.:
        200      Expiration April 2001
                 Exercise Price $50.00                                  6,500
        100      Expiration April 2001
                 Exercise Price $55.00                                 11,750
        100      Expiration May 2001
                 Exercise Price $55.00                                 22,000
        100    Illinois Tool Works Inc.
                 Expiration April 2001
                 Exercise Price $60.00                                 39,000
               International Business
                 Machines Corporation:
        200      Expiration April 2001
                 Exercise Price $100.00                               144,000
        300      Expiration May 2001
                 Exercise Price $90.00                                132,000
        200    International Rectifier Corporation
                 Expiration June 2001
                 Exercise Price $35.00                                 72,000
               Internet Architecture HOLDRs Trust:
        100      Expiration May 2001
                 Exercise Price $35.00                                 14,250
        300      Expiration May 2001
                 Exercise Price $40.00                                 93,750
        300    Internet HOLDRs Trust
                 Expiration April 2001
                 Exercise Price $35.00                                 75,750
        100    Johnson Controls, Inc.
                 Expiration April 2001
                 Exercise Price $60.00                                 11,250
        200    J.P. Morgan Chase & Co.
                 Expiration April 2001
                 Exercise Price $45.00                                 51,000
               Kohl's Corporation:
        300      Expiration April 2001
                 Exercise Price $55.00                                 24,000
        300      Expiration April 2001
                 Exercise Price $60.00                                 66,750
        100    Liz Claiborne, Inc.
                 Expiration April 2001
                 Exercise Price $45.00                                 12,250
        100    Lowe's Companies, Inc.
                 Expiration April 2001
                 Exercise Price $50.00                                  5,000
               Market 2000+ HOLDRs Trust:
        100      Expiration May 2001
                 Exercise Price $60.00                                  6,500
        700      Expiration October 2001
                 Exercise Price $60.00                                147,000
        200    Masco Corporation
                 Expiration April 2001
                 Exercise Price $20.00                                  2,500
               MBIA, Inc.:
        200      Expiration May 2001
                 Exercise Price $60.00                                 23,500
        600      Expiration May 2001
                 Exercise Price $65.00                                103,500
        120      Expiration May 2001
                 Exercise Price $70.00                                 24,900
         70      Expiration May 2001
                 Exercise Price $75.00                                 22,400
        200      Expiration August 2001
                 Exercise Price $60.00                                 43,000
               The McGraw-Hill Companies, Inc.:
        100      Expiration May 2001
                 Exercise Price $50.00                                  2,750
        300      Expiration May 2001
                 Exercise Price $55.00                                 26,250
               Merrill Lynch & Co., Inc.:
        300      Expiration April 2001
                 Exercise Price $47.50                                 18,750
        100      Expiration April 2001
                 Exercise Price $55.00                                 27,750
        200      Expiration July 2001
                 Exercise Price $50.00                                 83,000
        100    MGIC Investment Corporation
                 Expiration April 2001
                 Exercise Price $55.00                                  1,500
        400    Micron Technology, Inc.
                 Expiration April 2001
                 Exercise Price $30.00                                 23,000
        300    Microsoft Corporation
                 Expiration May 2001
                 Exercise Price $55.00                                123,750
               Molex Incorporated:
        300      Expiration April 2001
                 Exercise Price $35.00                                 56,250
        200      Expiration April 2001
                 Exercise Price $40.00                                103,750
               Nasdaq-100 Shares:
      1,000      Expiration April 2001
                 Exercise Price $38.00                                180,000
        600      Expiration April 2001
                 Exercise Price $40.00                                165,000
        150    Nokia Oyj - ADR
                 Expiration April 2001
                 Exercise Price $25.00                                 34,125
        100    Nordstrom, Inc.
                 Expiration April 2001
                 Exercise Price $20.00                                 37,500
        100    Novellus Systems, Inc.
                 Expiration April 2001
                 Exercise Price $40.00                                 33,750
        100    Orthodontic Centers of America, Inc.
                 Expiration May 2001
                 Exercise Price $20.00                                 14,750
         30    The Philadelphia
                 Semiconductor Index
                 Expiration May 2001
                 Exercise Price $550.00                               172,800
               The Philadelphia Wireless
                 Telecom Index:
        400      Expiration May 2001
                 Exercise Price $100.00                               160,000
        150      Expiration June 2001
                 Exercise Price $100.00                                81,750
        300    Polaris Industries Inc.
                 Expiration April 2001
                 Exercise Price $45.00                                 54,750
               Providian Financial Corporation:
        100      Expiration April 2001
                 Exercise Price $ 45.00                                17,250
        100      Expiration April 2001
                 Exercise Price $50.00                                 36,000
        100    Pulte Corporation
                 Expiration July 2001
                 Exercise Price $35.00                                 17,500
         50    Russell 2000 Index
                 Expiration June 2001
                 Exercise Price $790.00                               142,500
        200    SBC Communications Inc.
                 Expiration July 2001
                 Exercise Price $45.00                                 83,000
        100    Scientific-Atlanta, Inc.
                 Expiration April 2001
                 Exercise Price $45.00                                 56,500
               Sears, Roebuck and Co.:
        100      Expiration April 2001
                 Exercise Price $30.00                                  3,250
        400      Expiration April 2001
                 Exercise Price $35.00                                 55,000
               SEI Investments Company:
        200      Expiration May 2001
                 Exercise Price $30.00                                 56,250
        200      Expiration June 2001
                 Exercise Price $37.50                                160,000
               Semiconductor HOLDRs Trust:
        800      Expiration April 2001
                 Exercise Price $35.00                                 64,000
        200      Expiration April 2001
                 Exercise Price $40.00                                 43,000
        350      Expiration April 2001
                 Exercise Price $45.00                                180,250
        100      Expiration April 2001
                 Exercise Price $50.00                                 91,000
        800      Expiration May 2001
                 Exercise Price $40.00                                276,000
        550      Expiration May 2001
                 Exercise Price $45.00                                346,500
        150      Expiration May 2001
                 Exercise Price $50.00                                147,000
        500      Expiration August 2001
                 Exercise Price $30.00                                 95,000
        100    Starbucks Corporation
                 Expiration April 2001
                 Exercise Price $42.50                                 20,625
        250    STMicroelectronics N. V. - NYS
                 Expiration May 2001
                 Exercise Price $35.00                                 91,250
        200    SunTrust Banks, Inc.
                 Expiration May 2001
                 Exercise Price $60.00                                 33,500
               SYSCO Corporation:
         60      Expiration May 2001
                 Exercise Price $25.00                                  3,150
         50      Expiration May 2001
                 Exercise Price $27.50                                  8,625
               Target Corporation:
        250      Expiration April 2001
                 Exercise Price $32.50                                 13,750
        100      Expiration April 2001
                 Exercise Price $35.00                                 13,000
        100    Terex Corporation
                 Expiration April 2001
                 Exercise Price $17.50                                 10,250
        100    The Timberland Company - Class A
                 Expiration May 2001
                 Exercise Price $45.00                                 17,750
        100    Toll Brothers, Inc.
                 Expiration May 2001
                 Exercise Price $35.00                                 15,000
        250    The Toronto-Dominion Bank
                 Expiration April 2001
                 Exercise Price $25.00                                 21,875
               Tyco International Ltd.:
         50      Expiration April 2001
                 Exercise Price $50.00                                 34,500
        100      Expiration May 2001
                 Exercise Price $40.00                                 15,750
        150    United Parcel Service, Inc. - Class B
                 Expiration April 2001
                 Exercise Price $55.00                                 14,625
               United Technologies Corporation:
        100      Expiration April 2001
                 Exercise Price $75.00                                 39,500
        150      Expiration May 2001
                 Exercise Price $70.00                                 47,250
        150    Walgreen Co.
                 Expiration April 2001
                 Exercise Price $32.50                                  1,125
               Washington Mutual, Inc.:
        100      Expiration April 2001
                 Exercise Price $45.00                                  2,000
        100      Expiration July 2001
                 Exercise Price $50.00                                 23,500
        200    Wells Fargo & Company
                 Expiration April 2001
                 Exercise Price $45.00                                  7,000
        200    Whirlpool Corporation
                 Expiration May 2001
                 Exercise Price $45.00                                 29,500
                                                                 ------------
               TOTAL PUT
                 OPTIONS PURCHASED
                 (Cost $8,757,938)                                  8,603,000
                                                                 ------------

  SHARES
  ------
               PREFERRED STOCK -- 1.5%*<F24>
     57,000    Freeport-McMoRan
                 Copper & Gold, Inc. **<F25> (5)<F31>                 823,650
     28,200    Freeport-McMoRan Copper
                 & Gold, Inc. - Series Gold**<F25> (5)<F31>           560,616
    109,900    Freeport-McMoRan Copper
                 & Gold, Inc. - Series Silver**<F25> (5)<F31>         989,100
        200    KCS Energy, Inc.**<F25>                                200,000
                                                                 ------------
               TOTAL PREFERRED
                 STOCK PURCHASED
                 (Cost $3,002,487)                                  2,573,366
                                                                 ------------

               WARRANTS -- 0.0%*<F24>
     12,500    Apex Silver Mines Limited
                 Expiration November 2002
                 Exercise Price $18.00
                 (Acquired 11/03/99, Cost $12)(4)<F30> r<F26>              13
      1,785    Avigen, Inc.
                 Expiration November 2004
                 Exercise Price $27.96
                 (Acquired 11/11/99, Cost $223)(4)<F30> r<F26>              2
  1,887,780    ECU Silver Mining Inc.
                 Expiration May 2001,
                 Exercise Price $0.25 CN
                 (Acquired 11/22/99, Cost $1,888)(4)<F30> r<F26>        1,199
    800,000    Golden Goliath Resources Ltd.
                 Expiration October 2002
                 Exercise Price $0.75 CN
                 (Acquired 10/06/00, Cost $5,322)(4)<F30> r<F26>       30,230
     50,299    InSite Vision Incorporated
                 Expiration April 2004
                 Exercise Price $5.6363
                 (Acquired 4/28/00, Cost $50)(4)<F30> r<F26>               50
    202,909    Minefinders Corporation Ltd.
                 Expiration September 2002
                 Exercise Price $1.35 CN
                 (Acquired 9/27/00, Cost $20,291)(4)<F30> r<F26>       12,886
    335,755    Minefinders Corporation Ltd.
                 Expiration September 2002
                 Exercise Price $1.00 CN
                 (Acquired 1/05/01, Cost $33,576)(4)<F30> r<F26>       21,323
     87,500    Neurobiological Technologies, Inc.
                 Expiration November 2004
                 Exercise Price $1.75
                 (Acquired 11/05/99, Cost $88)(4)<F30> r<F26>           8,190
      3,285    NEXLAND, Inc.
                 Expiration August 2001
                 Exercise Price $2.50(4)<F30>                               0
    800,000    Xenolix Technologies, Inc.
                 Expiration March 2003
                 Exercise Price $2.00
                 (Acquired 3/30/01, Cost $800)(4)<F30> r<F26>             800
                                                                 ------------
               TOTAL WARRANTS
                 PURCHASED
                 (Cost $62,250)                                        74,693
                                                                 ------------

 PRINCIPAL
  AMOUNT
  ------
               CONVERTIBLE DEBENTURE -- 0.2%*<F24>
    300,000    Golden Phoenix Minerals, Inc.
                 12.00%, 1/15/2005
                 (Acquired 1/14/00,
                 Cost $300,000)(4)<F30> r<F26>                        336,000
                                                                 ------------

               U.S. TREASURY
                 OBLIGATIONS -- 59.4%*<F24>
               U.S. Treasury Notes:
  7,254,000    6.50%, 3/31/2002(5)<F31>                             7,416,526
  1,000,000    6.375%, 6/30/2002(5)<F31>                            1,026,450
  9,266,000    6.00%, 9/30/2002(5)<F31>                             9,507,982
 16,800,000    5.75%, 10/31/2002(5)<F31>                           17,195,438
 15,500,000    5.625%, 11/30/2002(5)<F31>                          15,836,288
  7,600,000    5.125%, 12/31/2002(5)<F31>                           7,709,828
 13,546,000    4.75%, 1/31/2003(5)<F31>                            13,663,227
 28,314,000    4.625%, 2/28/2003(5)<F31>                           28,510,867
                                                                 ------------
               TOTAL U.S. TREASURIES
                 (Cost $99,687,523)                               100,866,606
                                                                 ------------

               FOREIGN TREASURY
                 OBLIGATIONS -- 0.4%*<F24>

               FRANCE -- 0.1%*<F24>
               French Treasury Notes:
     60,000    3.00%, 7/12/2001                                        52,810
     71,000    5.50%, 10/12/2001                                       63,070
     72,000    4.00%, 1/12/2002                                        63,424
                                                                 ------------
                                                                      179,304
                                                                 ------------

               GERMANY -- 0.1%*<F24>
               Bundesschatzanweisungen:
     71,000    3.50%, 9/14/2001                                        62,481
     72,000    4.00%, 12/14/2001                                       63,456
     25,000    5.00%, 9/13/2002                                        22,341
                                                                 ------------
                                                                      148,278
                                                                 ------------

               SWITZERLAND -- 0.2%*<F24>
               Swiss Government Bonds:
     40,000    7.00%, 7/09/2001                                        23,397
    120,000    5.50%, 10/07/2001                                       70,344
    125,000    6.50%, 2/05/2002                                        74,531
    120,000    4.50%, 7/08/2002                                        70,794
                                                                 ------------
                                                                      239,066
                                                                 ------------

               UNITED KINGDOM -- 0.0%*<F24>
     50,000    United Kingdom Treasury
                 7.00%, 6/07/2002                                      72,775
                                                                 ------------
               TOTAL FOREIGN
                 TREASURY OBLIGATIONS
                 (Cost $676,159)                                      639,423
                                                                 ------------

               SHORT-TERM
                 INVESTMENTS -- 0.3%*<F24>
               MUTUAL FUNDS -- 0.3%*<F24>
    464,932    Firstar US Treasury
                 Money Market Fund(5)<F31>                            464,932
                                                                 ------------
               TOTAL SHORT-TERM
                 INVESTMENTS
                 (Cost $464,932)                                      464,932
                                                                 ------------
               TOTAL INVESTMENTS
                 (Cost $159,819,038)
                 (see note 1)                                    $141,570,277
                                                                 ------------
                                                                 ------------

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------
      CN   -  Canadian Dollars
     ADR   -  American Depository Receipt
     NYS   -  New York Shares
  *<F24>   Calculated as a percentage of net assets.
 **<F25>   Non-income producing security.
  r<F26>   Restricted security.
(1)<F27> Shares are held to cover all or a portion of a corresponding short position.
(2)<F28>   Private placement issue (trades at a discount to market value).
(3)<F29>   Foreign security.
(4)<F30>   Fair valued security.
(5)<F31> All or a portion of the securities have been committed as collateral for open short positions.
(6)<F32> Holding entitles Fund to 525,738 voting rights for Maxam Gold Corporation Preferred and 52,574 voting rights for MCM Custom Milling Corporation.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2001
(UNAUDITED)

  SHARES                                                            VALUE
  ------                                                            -----
  13,000     Actel Corporation                                   $    265,688
  14,200     Adept Technology, Inc.                                   198,800
  44,500     Advanced Energy Industries, Inc.                       1,148,656
   1,000     Aether Systems, Inc.                                      13,000
   5,000     Affiliated Computer
               Services, Inc. - Class A                               324,500
  16,000     Alcatel SA - ADR                                         460,160
  15,000     Align Technology, Inc.                                   108,750
  32,000     Allegiance Telecom, Inc.                                 472,000
  37,000     Amazon.com, Inc.                                         378,510
   9,000     Ambac Financial Group, Inc.                              570,870
   8,000     American Express Company                                 330,400
   4,000     American International Group, Inc.                       322,000
  27,000     American Tower
               Corporation - Class A                                  499,500
   5,000     AmeriCredit Corp.                                        162,150
  10,000     AmSouth Bancorporation                                   168,100
  15,000     Analog Devices, Inc.                                     543,600
  17,000     AOL Time Warner Inc.                                     682,550
   3,000     Applebee's International, Inc.                           107,062
  16,000     Applied Materials, Inc.                                  696,000
  34,000     Applied Micro Circuits Corporation                       561,000
  26,000     AremisSoft Corporation                                   338,000
  15,000     Ariba, Inc.                                              118,594
  10,000     Atlas Air Worldwide Holdings, Inc.                       281,500
  53,002     Avigen, Inc.                                             645,962
   3,000     Aware, Inc.                                               28,875
  12,000     Bank of America Corporation                              657,000
  26,000     Bank of Nova Scotia                                      667,090
  17,000     Bank One Corporation                                     615,060
   5,000     BEA Systems, Inc.                                        146,875
  22,000     Best Buy Co., Inc.                                       791,120
  24,000     Broadcom Corporation - Class A                           693,600
  16,000     Brocade Communications Systems, Inc.                     334,240
  11,000     Capital One Financial Corporation                        610,500
  10,000     Capstone Turbine Corporation                             283,750
   5,000     Cardinal Health, Inc.                                    483,750
   7,000     Celeritek, Inc.                                           89,250
  51,000     Celestica Inc.                                         1,406,580
  98,600     Cell Therapeutics, Inc.                                1,768,637
   2,000     Centex Corporation                                        83,300
  17,500     Ceragon Networks Ltd.                                    108,281
  14,000     Check Point Software Technologies Ltd.                   665,000
  13,000     The Cheesecake Factory Incorporated                      478,562
  22,000     CIENA Corporation                                        918,500
  12,000     Citigroup Inc.                                           539,760
  20,000     Citrix Systems, Inc.                                     422,500
  14,000     The Coca-Cola Company                                    632,240
   5,000     Comerica Incorporated                                    307,500
  12,000     Compaq Computer Corporation                              218,400
  10,000     Computer Associates International, Inc.                  272,000
   9,000     Comverse Technology, Inc.                                530,010
  21,000     Corning Incorporated                                     434,490
  12,000     Corvis Corporation                                        84,375
  40,000     Credence Systems Corporation                             820,000
  18,000     Credit Acceptance Corporation                             95,625
  45,000     Cypress Semiconductor Corporation                        797,850
  43,000     Cytyc Corporation                                        709,500
   2,000     DHB Capital Group Inc.                                     5,750
  65,000     DIAMONDS Trust, Series I                               6,444,100
   2,000     Dynegy, Inc. - Class A                                   102,020
   2,000     eBay Inc.                                                 72,375
   8,000     Elantec Semiconductor, Inc.                              212,500
   5,000     Emerson Electric Co.                                     310,000
  11,100     Ethan Allen Interiors Inc.                               374,958
  17,000     Exfo Electro-Optical Engineering Inc.                    413,312
  47,000     Extreme Networks, Inc.                                   714,870
  12,000     Fannie Mae                                               955,200
   2,000     Federated Department Stores, Inc.                         83,100
  80,000     Flextronics International Ltd.                         1,200,000
  20,000     Foundry Networks,  Inc.                                  150,000
   3,000     Franklin Resources, Inc.                                 117,330
  14,000     Freddie Mac                                              907,620
  13,000     GATX Corporation                                         551,980
   3,000     General Electric Company                                 125,580
   2,000     The Goldman Sachs Group, Inc.                            170,200
  30,000     Harley-Davidson, Inc.                                  1,138,500
  72,100     Hollywood Casino Corporation - Class A                   648,900
  12,000     The Home Depot, Inc.                                     517,200
  12,400     Household International, Inc.                            734,576
  24,000     i2 Technologies, Inc.                                    348,000
   6,000     ICOS Corporation                                         285,000
   3,000     InfoSpace, Inc.                                            6,656
  30,000     Inhale Therapeutic Systems, Inc.                         641,250
  40,000     Integrated Device Technology, Inc.                     1,184,400
  25,000     Integrated Silicon Solution, Inc.                        325,000
  43,000     Intel Corporation                                      1,131,437
  16,500     International Business
               Machines Corporation                                 1,586,970
  20,000     Internet Architecture HOLDRs Trust                       825,000
  15,000     Internet HOLDRs Trust                                    524,250
  12,500     Internet Infrastructure HOLDRs Trust                     126,250
  13,000     Internet Security Systems, Inc.                          355,672
   7,000     The Interpublic Group of Companies, Inc.                 240,450
  12,000     IntraNet Solutions, Inc.                                 287,250
  10,000     iShares Dow Jones U.S.
               Financial Sector Index Fund                            790,000
  71,000     Jabil Circuit, Inc.                                    1,535,020
   3,000     JDS Uniphase Corporation                                  55,313
  10,000     J.P. Morgan Chase & Co.                                  449,000
  16,000     Juniper Networks, Inc.                                   607,360
  14,000     KLA-Tencor Corporation                                   551,250
   9,000     Kohl's Corporation                                       555,210
  10,000     Lam Research Corporation                                 237,500
  10,000     Lamar Advertising Company                                367,500
  12,000     Lexmark International, Inc.                              546,240
  29,000     Linear Technology Corporation                          1,190,812
  13,500     Lucent Technologies Inc.                                 134,595
  30,000     Maxim Integrated Products, Inc.                        1,247,700
   9,000     MBIA, Inc.                                               726,120
  20,000     MBNA Corporation                                         662,000
  15,000     The McGraw-Hill Companies, Inc.                          894,750
   3,500     Mercury Interactive Corporation                          146,563
   6,000     Merrill Lynch & Co., Inc.                                332,400
  22,000     MetaSolv, Inc.                                           310,750
   5,000     Metris Companies Inc.                                    103,900
  11,000     MGIC Investment Corporation                              752,620
  10,000     Micrel, Incorporated                                     279,375
  34,000     Micron Technology, Inc.                                1,412,020
   4,000     Microsoft Corporation                                    218,750
  13,000     MIPS Technologies, Inc. - Class A                        323,375
   2,000     Morgan Stanley Dean Witter & Co.                         107,000
 105,000     Nasdaq-100 Shares                                      4,110,750
  10,000     National City Corporation                                267,500
   5,000     Net2Phone, Inc.                                           48,125
  14,200     Network Appliance, Inc.                                  238,737
 226,700     Neurobiological Technologies, Inc.                       417,978
  26,500     Newport Corporation                                      775,390
   6,000     Next Level Communications, Inc.                           31,500
  20,000     Nokia Oyj - ADR                                          480,000
  29,000     Nortel Networks Corporation                              407,450
  21,000     Novellus Systems, Inc.                                   851,813
  13,000     ONI Systems Corp.                                        253,500
  10,000     Openwave Systems Inc.                                    198,400
  12,500     Pharmacyclics, Inc.                                      281,250
  10,500     PMC-Sierra, Inc.                                         259,770
  12,000     Power-One, Inc.                                          173,880
  12,000     Praxair, Inc.                                            535,800
   6,000     Providian Financial Corporation                          294,300
  10,000     QLogic Corporation                                       225,000
   1,500     QLT Inc.                                                  30,375
  14,000     RadioShack Corporation                                   513,660
  41,000     Rambus Inc.                                              844,600
  34,000     Rational Software Corporation                            603,500
   7,000     Redback Networks Inc.                                     91,560
  24,700     Regions Financial Corporation                            702,406
  82,000     RF Micro Devices, Inc.                                   958,375
  70,000     Sanmina Corporation                                    1,369,375
  25,000     SBA Communications Corporation                           395,313
  80,000     SCI Systems, Inc.                                      1,456,000
   6,000     Scientific-Atlanta, Inc.                                 249,540
  21,000     Sears, Roebuck and Co.                                   740,670
  32,000     Siebel Systems, Inc.                                     870,400
  19,000     SmartForce Public
               Limited Company - ADR                                  421,562
  75,000     Solectron Corporation                                  1,425,750
  30,000     Solutia Inc.                                             366,000
  22,000     Sonus Networks, Inc.                                     438,968
  65,000     S&P 500 Depositary Receipt                             7,584,850
  30,000     Spectrian Corporation                                    369,375
   2,000     Starbucks Corporation                                     84,875
  13,000     Stilwell Financial, Inc.                                 348,660
  30,000     Sycamore Networks, Inc.                                  300,000
  37,000     Tanox, Inc.                                              719,188
   7,000     Tellabs, Inc.                                            284,813
  36,000     Teradyne, Inc.                                         1,188,000
  11,000     Terex Corporation                                        190,850
  10,000     Texas Instruments Incorporated                           309,800
   3,000     Tiffany & Co.                                             81,750
   8,000     The Timberland Company - Class A                         406,400
  35,000     The Titan Corporation                                    628,950
  15,000     The Toronto-Dominion Bank                                377,550
   3,000     Tricon Global Restaurants, Inc.                          114,570
  13,000     Triton PCS Holdings, Inc. - Class A                      433,063
  12,000     Tyco International Ltd.                                  518,760
  41,000     Ulticom, Inc.                                            755,938
   8,000     Ultratech Stepper, Inc.                                  197,000
  12,000     United Parcel Service, Inc. - Class B                    682,800
   5,000     United States Cellular Corporation                       317,500
   5,000     United Technologies Corporation                          366,500
   6,000     United Therapeutics Corporation                          104,625
  45,000     Univision Communications
               Inc. - Class A                                       1,717,200
  21,000     VeriSign, Inc.                                           744,188
  10,000     Vignette Corporation                                      64,375
  10,000     Vitesse Semiconductor Corporation                        238,125
   9,000     Wal-Mart Stores, Inc.                                    454,500
   5,000     Wells Fargo & Company                                    247,350
   7,000     Western Wireless Corporation - Class A                   284,375
   2,000     Whirlpool Corporation                                     99,980
   7,000     Whole Foods Market, Inc.                                 294,875
  65,000     Winstar Communications, Inc.                             140,156
  15,000     XO Communications, Inc. - Class A                        105,000
   2,000     Yahoo! Inc.                                               31,500
                                                                 ------------
             TOTAL SECURITIES
               SOLD SHORT
               (Proceeds $127,112,402)                           $106,562,989
                                                                 ------------
                                                                 ------------

ADR - American Depository Receipt

                     See notes to the financial statements.

PRUDENT SAFE HARBOR FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)

  SHARES                                                             VALUE
  ------                                                             -----
             COMMON STOCKS -- 13.1%

             AUSTRALIA -- 2.0%
   535,311   Normandy Mining Limited                              $   230,028
                                                                  -----------

             CANADA -- 2.5%
    89,000   Central Fund of Canada
               Limited - Class A                                      275,900
                                                                 ------------

             SOUTH AFRICA -- 8.6%
    15,100   AngloGold Limited - ADR                                  218,195
    15,800   ASA Limited                                              260,542
    59,600   Gold Fields Limited - ADR                                230,950
    51,500   Harmony Gold Mining
               Company Limited - ADR                                  247,844
                                                                 ------------
                                                                      957,531
                                                                 ------------

             TOTAL COMMON STOCK
               (Cost $1,583,295)                                    1,463,459
                                                                 ------------

PRINCIPAL
  AMOUNT
  ------
             U.S. TREASURY
               OBLIGATIONS -- 5.8%
   640,000   U.S. Treasury Note
             4.625%, 2/28/2003                                        644,450
                                                                 ------------
             TOTAL U.S. TREASURIES
             (Cost $645,188)                                          644,450
                                                                 ------------

             FOREIGN TREASURY
               OBLIGATIONS -- 58.3%

             DENMARK -- 5.3%
             Kingdom of Denmark Bonds:
   300,000   8.00%, 11/15/2001                                         36,134
 4,600,000   6.00%, 11/15/2002                                        555,136
                                                                 ------------
                                                                      591,270
                                                                 ------------

             FRANCE -- 3.4%
             French Treasury Notes:
    40,000   3.00%, 7/12/2001                                          35,207
    50,000   5.50%, 10/12/2001                                         44,415
    48,000   4.00%, 1/12/2002                                          42,283
   290,000   5.00%, 1/12/2003                                         259,070
                                                                 ------------
                                                                      380,975
                                                                 ------------

             GERMANY -- 18.0%
             Bundesschatzanweisungen:
    21,000   3.00%, 6/15/2001                                          18,507
    50,000   3.50%, 9/14/2001                                          44,001
    75,000   4.50%, 3/15/2002                                          66,403
 2,100,000   5.00%, 9/13/2002                                       1,876,613
                                                                 ------------
                                                                    2,005,524
                                                                 ------------

             GREAT BRITAIN -- 5.4%
   415,000   Great Britain Treasury Bond
               7.00%, 6/07/2002                                       604,031
                                                                 ------------

             NORWAY -- 5.4%
 5,250,000   Norwegian Government Bond
             9.50%, 10/31/2002                                        597,556
                                                                 ------------

             SWITZERLAND -- 20.8%
             Swiss Government Bonds:
    80,000   5.50%, 10/07/2001                                         46,896
    75,000   6.50%, 2/05/2002                                          44,718
 1,010,000   4.50%, 7/08/2002                                         595,847
 2,655,000   6.25%, 1/07/2003                                       1,623,992
                                                                 ------------
                                                                    2,311,453
                                                                 ------------
             TOTAL FOREIGN TREASURY
               OBLIGATIONS (Cost $6,802,241)                        6,490,809
                                                                 ------------

             SHORT-TERM
               INVESTMENTS -- 16.2%

             U.S. TREASURIES -- 15.5%
             U.S. Treasury Bills:
 1,618,000   4.19%, 6/07/2001                                       1,605,393
   117,000   4.14%, 6/14/2001                                         116,003
                                                                 ------------
                                                                    1,721,396
                                                                 ------------

             MUTUAL FUNDS -- 0.7%
    81,944   Firstar U.S. Treasury Money
               Market Fund                                             81,944
                                                                 ------------
             TOTAL SHORT-TERM
               INVESTMENTS
               (Cost $1,802,329)                                    1,803,340
                                                                 ------------
             TOTAL INVESTMENTS
               (Cost $10,833,053) -- 93.4%                         10,402,058

             Other Assets
               less Liabilities -- 6.6%                               732,912
                                                                  -----------
             Total Net Assets -- 100.0%                           $11,134,970
                                                                  -----------
                                                                  -----------

ADR - American Depository Receipt

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2001
(UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of two series: thePrudent Bear Fund and the Prudent Safe Harbor Fund (each a "Fund" and collectively the "Funds"). The investment objectives of the Funds are set forth below.

     The investment objective of the Prudent Bear Fund is capital appreciation, which it seeks to obtain primarily through short sales of equity securities when overall market valuations are high, and through long positions in value-oriented equity securities when overall market valuations are low. The Prudent Bear Fund commenced operations on December 28, 1995.

     The costs incurred by the Prudent Bear Fund in connection with the organization, initial registration and public offering of shares, aggregating $30,100, have been paid by the Adviser. The Prudent Bear Fund has reimbursed the Adviser. These costs have been amortized over the period of benefit.

     The Prudent Bear Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, as described in accordance with the Fund's prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.

     The investment objective of the Prudent Safe Harbor Fund is current income and capital appreciation through investments primarily in liquid securities issued by major industrialized nations, and equity securities of companies that mine gold and gold bullion. The Prudent Safe Harbor Fund commenced operations on February 2, 2000.

     The following is a summary of significant accounting policies consistently followed by the Funds.

     a) Investment Valuation - Common stocks, preferred stocks and securities sold short that are listed on a securities exchange or quoted on the NASDAQ Stock Market are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Mutual fund investments are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. At March 31, 2001, such securities represent 3.2% of net assets, at value, in the Prudent Bear Fund. The Prudent Safe Harbor Fund, at March 31, 2001, had no fair valued security investments. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     b) Short Positions - The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Funds are liable for any dividends paid on securities sold short. The Prudent Bear Fund's receivables from brokers for proceeds on securities sold short are with two major security dealers. The Funds do not require the brokers to maintain collateral in support of these receivables.

     c) Written Option Accounting - The Funds write (sell) put and call options. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund's basis in the underlying security will be reduced by the premium originally received.

     d) Collateral on Short Sales, Written Options and Futures Contracts - As collateral for short positions, written options and futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short. For written options, this collateral must equal the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for short futures contracts. All collateral is required to be adjusted daily.

     e) Federal Income Taxes - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intend to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid being liable for federal excise taxes.

     f) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put options contracts are held by the Funds for trading purposes and call option contracts are held by the Funds for trading and hedging purposes.

     g) Distributions to Shareholders - Dividends from net investment income are declared and paid annually for the Prudent Bear Fund and quarterly for the Prudent Safe Harbor Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually for both Funds.

     h) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     i) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income for the Prudent Bear Fund includes $2,506,814 of interest earned on receivables from brokers for proceeds on securities sold short. There was no interest earned on receivables from brokers for proceeds on securities sold short for the Prudent Safe Harbor Fund. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

     j) Futures Contracts and Options on Futures Contracts - The Prudent Bear Fund may purchase and sell stock index futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     k) Risks of Options, Futures Contracts and Options onFutures Contracts - The risks inherent in the use of options, futures contracts, and options on futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

     l) Restricted Securities - The Prudent Bear Fund owns investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund. The Fund has no right to require registration of unregistered securities. At March 31, 2001, the Fund had restricted securities with an aggregate market value of $5,501,676 representing 3.2% of the net assets of the Fund.

     m) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     n) Foreign Currency Translations - The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Funds were as follows:

Prudent Bear Fund

                                                  Six Months Ended
No Load Shares:                                    March 31, 2001
                                           --------------------------------
                                                $                 Shares
                                           ------------         -----------
     Shares sold                           $188,374,821          41,015,684
     Shares issued to holders in
       reinvestment of dividends              6,926,690           1,512,378
     Shares redeemed                       (225,818,251)        (49,572,588)
                                           ------------         -----------
     Net decrease                          $(30,516,740)         (7,044,526)
                                           ------------
                                           ------------
     Shares Outstanding:
          Beginning of period                                    39,022,767
                                                                -----------
          End of period                                          31,978,241
                                                                -----------
                                                                -----------

                                                  Six Months Ended
Class C Shares:                                    March 31, 2001
                                           --------------------------------
                                                $                 Shares
                                           ------------         -----------
     Shares sold                           $    578,252             120,660
     Shares issued to holders in
       reinvestment of dividends                 10,909               2,398
     Shares redeemed                         (1,131,015)           (231,343)
                                           ------------         -----------
     Net decrease                          $   (541,854)           (108,285)
                                           ------------
                                           ------------
     Shares Outstanding:
          Beginning of period                                       223,717
                                                                -----------
          End of period                                             115,432
                                                                -----------
                                                                -----------

                                                     Year Ended
No Load Shares:                                  September 30, 2000
                                           --------------------------------
                                                $                 Shares
                                           ------------        ------------
     Shares sold                           $583,903,706         143,156,662
     Shares issued to holders in
       reinvestment of dividends              5,048,652           1,332,094
     Shares redeemed                       (619,322,314)       (154,375,320)
                                           ------------         -----------
     Net decrease                          $(30,369,956)         (9,886,564)
                                           ------------
                                           ------------
     Shares Outstanding:
          Beginning of period                                    48,909,331
                                                                -----------
          End of period                                          39,022,767
                                                                -----------
                                                                -----------

                                                     Year Ended
Class C Shares:                                  September 30, 2000
                                           --------------------------------
                                                $                  Shares
                                           ------------         -----------
     Shares sold                           $  2,558,136             654,058
     Shares issued to holders in
       reinvestment of dividends                 18,673               4,953
     Shares redeemed                         (1,846,971)           (481,395)
                                           ------------         -----------
     Net increase                          $    729,838             177,616
                                           ------------
                                           ------------
     Shares Outstanding:
          Beginning of period                                        46,101
                                                                -----------
          End of period                                             223,717
                                                                -----------
                                                                -----------

Prudent Safe Harbor Fund
                                                  Six Months Ended
                                                   March 31, 2001
                                           --------------------------------
                                                $                  Shares
                                           ------------         -----------
     Shares sold                           $ 17,920,525           1,961,765
     Shares issued to holders in
       reinvestment of dividends                  9,480               1,027
     Shares redeemed                         (7,824,968)           (856,878)
                                           ------------         -----------
     Net increase                          $ 10,105,037           1,105,914
                                           ------------
                                           ------------
     Shares Outstanding:
          Beginning of period                                       154,688
                                                                -----------
          End of period                                           1,260,602
                                                                -----------
                                                                -----------

                                               February 2, 2000*<F33>
                                             through September 30, 2000
                                           --------------------------------
                                                $                  Shares
                                           ------------         -----------
     Shares sold                           $  2,541,107             264,954
     Shares issued to holders in
       reinvestment of dividends                 16,582               1,765
     Shares redeemed                         (1,072,644)           (112,031)
                                           ------------         -----------
     Net increase                          $  1,485,045             154,688
                                           ------------         -----------
                                           ------------         -----------

*<F33>  commencement of operations

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, options and short positions, by the Funds for the periods ending March 31, 2001, were as follows:

                               Prudent Bear Fund     Prudent Safe Harbor Fund
                               -----------------     ------------------------
     Purchases                    $149,609,283             $19,584,698
     Sales                        $126,496,164             $12,008,641

     Included in these amounts were purchases and sales of long-term U.S. government securities, for the periods ending March 31, 2001, as follows:

                               Prudent Bear Fund     Prudent Safe Harbor Fund
                               -----------------     ------------------------
     Purchases                    $107,473,570              $9,559,360
     Sales                         $93,629,784              $9,616,280

     At March 31, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

     Prudent Bear Fund
     Appreciation                                         $  6,198,820
     (Depreciation)                                        (24,600,477)
                                                          ------------
     Net depreciation on investments                      $(18,401,657)
                                                          ------------
                                                          ------------

     Prudent Safe Harbor Fund
     Appreciation                                         $     16,330
     (Depreciation)                                           (484,555)
                                                          ------------
     Net depreciation on investments                      $   (468,225)
                                                          ------------
                                                          ------------

     At March 31, 2001, the cost of investments for federal income tax purposes for the Prudent Bear Fund and the Prudent Safe Harbor Fund were $159,971,934 and $10,870,283, respectively.

     At September 30, 2000, the Prudent Bear Fund had accumulated net realized capital loss carryovers of $85,540,423, with $1,076,667 expiring in 2006 and $84,463,756 expiring in 2008. To the extent the Prudent Bear Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. In addition, the Prudent Bear Fund realized, on a tax basis, post-October capital and currency losses through September 30, 2000 of $38,645,433, and $9,151, respectively, which are not recognized for tax purposes until the first day of the following fiscal year.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Funds have entered into Investment Advisory Agreements with David W. Tice & Associates, Inc. Pursuant to its advisory agreements with the Funds, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% and 0.75% for the Prudent Bear Fund and the Prudent Safe Harbor Fund, respectively, as applied to the Funds' daily net assets. Certain officers of the Adviser are also officers of the Funds. For the period ended March 31, 2001, the Adviser agreed to waive its investment advisory fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes, short dividends and extraordinary expenses) to the extent necessary to ensure that the Prudent Safe Harbor Fund's total operating expenses did not exceed 1.50% of the average net assets. During the period ended March 31, 2001, the Adviser reimbursed the Prudent Safe Harbor Fund $75,360.

     Firstar Mutual Fund Services, LLC ("Firstar") serves as transfer agent, administrator and accounting services agent for the Funds. Firstar Bank, N.A. serves as custodian for the Funds.

5.   FUTURES CONTRACTS

     At March 31, 2001, the Prudent Bear Fund had entered into stock index futures contracts. The net unrealized appreciation of $578,030 is included in the net unrealized appreciation section of the accompanying financial statements. The terms of the open contracts are as follows:

     Number of        Underlying           Market Value of        Unrealized
     Contracts        Instrument        Underlying Instrument    Appreciation
     ---------        ----------        ---------------------    ------------
        (11)       NASDAQ 100 Index
                   June 2001                 $ 1,749,000          $156,530

        (60)       S&P 500 Index
                   June 2001                  17,538,000           421,500
                                                                  --------
                                                                  $578,030
                                                                  --------
                                                                  --------

6.   OPTION CONTRACTS WRITTEN

     The premium amount and the number of option contracts written for the Prudent Bear Fund during the period ended March 31, 2001, were as follows:

                                   Premium Amount      Number of Contracts
                                   --------------      -------------------
     Options outstanding at
       September 30, 2000            $      --                    --
     Options written                   754,475                 1,200
     Options closed                   (674,048)               (1,000)
     Options exercised                      --                    --
     Options expired                   (80,427)                 (200)
                                     ---------                  ----
     Options outstanding at
       March 31, 2001                $      --                    --
                                     ---------                  ----
                                     ---------                  ----

7.   SERVICE AND DISTRIBUTION PLAN

     The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Funds' average daily net assets for the Prudent Bear No Load shares and Prudent Safe Harbor Fund and up to 1.00% for the Prudent Bear Class C shares. The currently approved rate for the Prudent Bear No Load shares and the Prudent Safe Harbor Fund is 0.25% of average daily net assets. The currently approved rate for the Prudent Bear Class C shares is 1.00% of average daily net assets. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Prudent Bear Fund incurred $194,979 for the No Load Shares and $4,160 for the Class C Shares pursuant to the Plans for the period ended March 31, 2001. The Prudent Safe Harbor Fund incurred $7,326 pursuant to the Plan for the period ended March 31, 2001.

8.   PROXY RESULTS - PRUDENT SAFE HARBOR FUND

     Following are results from the shareholder vote taken on December 15, 2000 to change an investment restriction of the Prudent Safe Harbor Fund.

     1. To amend the Fund's fundamental investment restriction concerning diversification of investments so that the Fund will no longer be considered a diversified investment company.

                         Number of        % of Outstanding      % of Shares
                           Shares              Shares              Voted
                         ---------        ----------------      -----------
     Affirmative          100,748             55.51%               96.07%
     Against                4,119              2.26%                3.93%
     Abstain                    0              0.00%                0.00%
                          -------             ------              -------
     TOTAL                104,867             57.77%              100.00%

PRUDENT BEAR FUNDS, INC.

INVESTMENT ADVISER
   DAVID W. TICE & ASSOCIATES, INC.
   8140 WALNUT HILL LANE, SUITE 300
   DALLAS, TEXAS  75231
   HTTP://WWW.PRUDENTBEAR.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
   FIRSTAR MUTUAL FUND SERVICES, LLC
   615 EAST MICHIGAN STREET
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201

CUSTODIAN
   FIRSTAR BANK, N.A.
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201

INDEPENDENT ACCOUNTANTS
   PRICEWATERHOUSECOOPERS LLP
   MILWAUKEE, WISCONSIN

LEGAL COUNSEL
   FOLEY & LARDNER
   MILWAUKEE, WISCONSIN